EXECUTION



                       RECONSTITUTED SERVICING AGREEMENT


     THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of August, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and LONG BEACH MORTGAGE COMPANY, a California corporation ("the Servicer"), recites and provides as follows:

                                   RECITALS

     WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on
Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to First Union National Bank, a national banking association, as trustee (the "Trustee"), under a trust agreement dated as of August 1, 2000 (the "Trust Agreement"), among the Trustee, Wells Fargo Bank Minnesota, National Association, as master servicer ("Wells Fargo," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), SASCO, Lehman Brothers Holdings Inc., as seller, The Murrayhill Company, as loss mitigation advisor and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), as guarantor (the "Guarantor").

     WHEREAS, multiple classes of certificates (the "Certificates"), including the Class X Certificate, will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof (together with any successor in interest thereto and any permitted assignee or transferee thereof, the "Directing Holder") is expected to be the initial registered holder of the Class X Certificate.

     WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the Purchase, Warranties and Servicing Agreement between Lehman Brothers Bank, FSB (the "Bank") and the Servicer dated as of April 1, 2000 (for Fixed and Adjustable Rate Mortgage Loans Flow Delivery Program) (the "4/1/2000 PWSA").

     WHEREAS, pursuant to an Assignment, Assumption and Recognition Agreement, dated as of September 8, 2000, the Bank has assigned all of its right, title and interest in and to the Serviced Mortgage Loans to Lehman Capital and delegated all of its duties and obligations as Purchaser under the 4/1/2000 PWSA to Lehman Capital, and Lehman Capital has accepted such assignment and delegation.

     WHEREAS, Lehman Capital desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Directing Holder, the Master Servicer and the Guarantor to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

     WHEREAS, Lehman Capital and the Servicer desire that the provisions of the 4/1/2000 PWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement (as defined in the 4/1/2000 PWSA) which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

     WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer, the Directing Holder, the Trustee and the Guarantor is an intended third party beneficiary of this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the 4/1/2000 PWSA between Lehman Capital and the Servicer incorporated by reference herein (regardless if such terms are defined in the 4/1/2000 PWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

     2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the 4/1/2000 PWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the 4/1/2000 PWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the trust fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital under the 4/1/2000 PWSA to enforce the obligations of the Servicer under the 4/1/2000 PWSA and the term "Purchaser" as used in the 4/1/2000 PWSA in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer, with the prior consent of Freddie Mac, shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as and to the extent provided in Article X of the 4/1/2000 PWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital under the 4/1/2000 PWSA; and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

     4. Compliance with HOEPA. The Servicer is currently in compliance with the Home Ownership and Equity Protection Act ("HOEPA") and will continue to operate its business in compliance with HOEPA.

     5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates pursuant thereto.

     6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     9. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date", each as defined in the 4/1/2000 PWSA.

     10. Notices and Remittances to the Master Servicer and Trustee. All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

         Wells Fargo Bank Minnesota, National Association
         11000 Broken Land Parkway
         Columbia, Maryland  21044
         Attn:  Master Servicing Department, ARC 2000-BC3
         Telephone:  (410) 884-2000
         Facsimile:  (410) 884-2360

     All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

        Wells Fargo Bank Minnesota, National Association
        Minneapolis, Minnesota
        ABA#:  091-000-019
        Account Name:  Corporate Trust Clearing
        Account Number:  3970771416
        For further credit to:  Collection Account No. 10191800 (ARC 2000-BC3)

     All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

        First Union National Bank
        401 S. Tryon Street NC.1179
        Charlotte, North Carolina  28288-1174
        Attention:  Structured Finance Trust Services (ARC 2000-BC3)
        Telephone:  (704) 383-9468
        Facsimile:  (704) 383-6039

     All notices required to be delivered to the Guarantor hereunder shall be delivered to the Guarantor at the following address:

        Federal Home Loan Mortgage Corporation
        8200 Jones Branch Road
        McLean, Virginia  22102
        Attention:  Structured Finance - Director of Specialized Business
                    Services
        Telephone:  (703) 903-2935
        Facsimile:  (703) 903-4228

     Executed as of the day and year first above written.

                                  LEHMAN CAPITAL, A DIVISION OF
                                    LEHMAN BROTHERS HOLDINGS INC.



                                  By: /s/ Stanle Labanowski
                                     -----------------------------------------
                                      Name:   Stanley Labanowski
                                      Title:  Authorized Signatory


                                  LONG BEACH MORTGAGE COMPANY



                                  By: /s/ Jeffery A. Sorensen
                                     -----------------------------------------
                                      Name:   Jeffrey A. Sorensen
                                      Title:  Vice President

Acknowledged:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer


By: /s/ Peter A. Gobell
    --------------------------------------------------------
Name: Peter A. Gobell
Title:  Assistant Vice President

FIRST UNION NATIONAL BANK,
as Trustee


By: /s/ Stephanie J. Purdy
  ----------------------------------------------------------
Name: Stephanie J. Purdy
Title:

FEDERAL HOME LOAN MORTGAGE CORPORATION,
as Guarantor


By: /s/ Charles W. Pearson
    --------------------------------------------------------
Name:  Charles W. Pearson
Title:  Director-Securities Servicing & Processing

                                   EXHIBIT A

                      Modifications to the 4/1/2000 PWSA


1. Definitions relating to the purchase of any Mortgage Loan Package by the Purchaser including "Closing Date", "Commitment Letter", "Cut-off Date", "Cut-off Date Principal Balance", "Final Closing Date Principal Balance", "Initial Closing Date", "Pass-Through Transfer", "Purchase Price", "Transfer" and "Whole Loan Transfer", shall have no applicability to this Agreement. In addition, the exhibits to the 4/1/2000 PWSA and all references to such exhibits shall also be disregarded.

2. For reporting purposes, a Mortgage Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

3. The definition of "Adverse REMIC Event" is hereby added to Article I immediately following the definition of "Adjustment Date":

          Adverse REMIC Event: As defined in Article X of the Trust Agreement.

4. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

          Custodial Agreement: The custodial agreement relating to the custody of the Serviced Mortgage Loans among (i) Wells Fargo Bank Minnesota, National Association, as Custodian, the Trustee and Structured Asset Securities Corporation (the "Depositor").

5. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

          Custodian: Wells Fargo Bank Minnesota, National Association, any successor in interest or any successor custodian.

6. The definition of "Determination Date" in Article I is hereby amended to read as follows:

          Determination Date: The last day of the Due Period immediately preceding the related Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

7. The definition of "Opinion of Counsel" in Article I is hereby amended by changing the word "Purchaser" to "Trustee, the Guarantor and Lehman Capital" and by adding the following proviso at the end of such definition.

          ; provided, however, that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Guarantor and Lehman Capital, who (i) is in fact independent of the Servicer, (ii) does not have any material direct or indirect financial interest in the Servicer and
          (iii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

8. The following definitions are hereby added to Article I of the Trust Agreement to immediately follow the definition of "Reconstitution Date":

          REMIC: A "real estate mortgage investment conduit" within the meaning of' Section 860D of the Code.

          REMIC Documents: The document or documents, creating and governing the administration of a REMIC.

          REMIC Eligible Mortgage Loan: A Mortgage Loan held by a REMIC which satisfies and/or complies with all applicable REMIC Provisions.

          REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

9. The definition of "Remittance Date" in Article I is hereby amended by deleting the reference to "beginning May 18, 2000".

10. The definition of "REO Property" in Article I is hereby amended by replacing the word "Purchaser" with "the Trustee on behalf of the Trust Fund".

11. Article II ("Agreement to Purchase", etc.) is hereby deleted in its entirety as inapplicable to this reconstitution.

12. Section 3.01 (Individual Mortgage Loans) shall be disregarded as not applicable to this reconstitution.

13.  Section 3.02 (Company Representations) is hereby amended as follows:

          (a) by adding the words "is solvent and" after the word Company in clause (h) and deleting the second and third sentence of clause
               (h);

          (b)  by deleting clauses (i), (j) and (m);

          (c) by restating the second sentence of clause (n) to read as follows:

                    In connection with the ARC 2000-BC3 Mortgage Loan Trust
               securitization, the Servicer is in good standing to service the Mortgage Loans for Freddie Mac; and

          (d)  by adding the following paragraph immediately succeeding clause
               (o);

                    It is understood and agreed that the representations and
               warranties set forth in Section 3.02 shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                    Within 60 days of the earlier of either discovery by or
               notice to the Servicer of any breach of a representation or warranty set forth in Section 3.02 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer and the Guarantor. Such assignment shall be made in accordance with Section 14.01.

14. Section 3.03 (Repurchase and Substitution; Prepayments), Section 3.04 (Closing), Section 3.05 (Closing Documents) and Section 3.06 (Costs) shall be disregarded as not applicable to this reconstitution.

15.  Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

          (a) The second paragraph of Section 4.01 is hereby amended by replacing the word "Purchaser" wherever it appears with "Trustee"; and by adding the following sentence immediately after the word "Loan" in the ninth line theror:

               "unless the Servicer shall have provided to the Master Servicer, the Trustee and the Guarantor an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event."

16. Section 4.02 (Liquidation of Mortgage Loans) is hereby amended as follows:

          (a) by replacing the word "Purchaser" in the seventh line of the first paragraph thereof with "Trustee and the Trust Fund; by replacing the word "Purchaser" in the 17th line of the first paragraph and every time it appears in the second and third paragraphs with the word "Trust Fund"; and

          (b) by replacing the words "then the Seller shall" in the first sentence of the last paragraph of Section 4.02 with "then the Servicer shall, after receiving the prior written consent of the Guarantor,"; and

          (c) changing the reference to "Seller" in the last sentence of the last paragraph thereof to "Servicer".

17. Section 4.04 (Establishment of Custodial Account; Deposit in Custodial Account) is hereby amended as follows:

          (a) the words "Long Beach Mortgage Company, in trust for the Purchaser-Fixed Rate and Adjustable Rate Mortgage Loans, Flow Delivery Program 2000-1" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for Wells Fargo Bank Minnesota, National Association, as Master Servicer for the ARC 2000-BC3 Trust".

18. Section 4.05 (Withdrawals From Custodial Account) is hereby amended as follows:

          (i) by restating clause (i) to read: "to pay any outstanding MGIC Insurance Premiums and to make payments to the Master Servicer on behalf of the Trust Fund in the amounts and in the manner provided by Section 5.01":

          (ii) by restating clause (ii) as follows: "to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed P&I Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan shall be limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right to such reimbursement shall be prior to the rights of the Trust Fund; provided, however, that following the final liquidation of a Mortgage Loan, the Servicer may reimburse itself for previously unreimbursed P&I Advances, Servicing Advances and unpaid Servicing Fees in excess of Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan from the Collection Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund; provided that if the Servicer is required to repurchase (or substitute a Qualified Substitute Mortgage Loan for) a Mortgage Loan pursuant to Section 3.03, the Servicer's right to reimbursement shall be subsequent to the payment to the Trust Fund of the repurchase price (or delivery of a Qualified Substitute Mortgage Loan) pursuant to Section 3.03 and all other amounts required to be paid to the Trust Fund with respect to such Mortgage Loan. "

19. Section 4.06 (Establishment of Escrow Account; Deposits in Escrow Account) shall be amended by deleting the words "Long Beach Mortgage Company, in trust for the Purchaser-Fixed Rate and Adjustable Rate Mortgage Loans; Flow Delivery Program 2000-1" in the fifth and sixth lines of the first sentence of the first paragraph, and replacing it with the following:

              "Wells Fargo Bank, Minnesota, National Association, as Master Servicer for the ARC 2000-BC3 Trust".

20. Section 4.09 (Transfer of Accounts) is hereby amended by replacing the word "Purchaser" with "Trustee".

21. Section 4.10 (Maintenance of Hazard Insurance) is hereby amended by deleting the words "Fannie Mae or" in the second line of the first paragraph thereof, replacing the words "Fannie Mae" in the second and third paragraphs thereof with "Freddie Mac", by replacing the word "Purchaser" in the thirteenth line of the first paragraph with "Trust Fund"; by replacing the word "Purchaser" in the penultimate sentence of the first paragraph with "Trustee on behalf of the Trust Fund".

22. Section 4.11 (Fidelity Bond; Errors and Omissions Insurance) is hereby amended by deleting the words "Fannie Mae in the Fannie Mae MBS Selling and Servicing Guide or by".

23. Section 4.12 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the word "Purchaser" each time it appears in the first, second, fifth and sixth paragraphs with "Trustee"; (ii) replacing the word "Purchaser" in the second paragraph with "Trustee and the Trust Fund"; and by replacing the fourth paragraph with the following two paragraphs:

               In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

               Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

24. Section 4.13 (Liquidation Reports) is hereby amended by replacing the word "Purchaser" with "the Master Servicer".

25. Section 4.14 (Restrictions and Requirements Applicable in the Event that a Mortgage Loan is Acquired by a REMIC) shall be disregarded for purposes of this reconstitution.

26. Section 4.15 (Notification of Adjustments) is hereby amended by replacing the word "Purchaser" in each place it appears with the words "Master Servicer".

27. Section 4.17 (Sub-Servicing Agreements between the Company and Subservicers) is hereby amended by:

          (i) by deleting the words (a) "Fannie Mae-approved servicer or a" in the second line of the first paragraph, (b) "lenders imposed by Fannie Mae" in the fifth line thereof and (c) "Fannie Mae or" in the sixth line of the first paragraph thereof;

          (ii) by replacing the word "Purchaser" in the eighth line of the second paragraph with the word "Master Servicer";

          (iii) by replacing the word "Purchaser" in the fourth line of the third paragraph with the word "Trust Fund";

          (iv) by replacing the word "Purchaser" each time it appears in the fourth paragraph with the words "Trustee and the Trust Fund".

28.  A new Section 4.18 is added at the end of Article IV as follows:

          Section 4.18 Credit Reporting.

               For each Mortgage Loan, in accordance with its current servicing practices, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors: Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.

29. Section 5.01 (Distributions) is hereby amended by deleting the first paragraph thereof and replacing it with the following paragraph:

               On each Remittance Date, the Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer the Available Remittance Amount.

               All remittances required to be made to the Master Servicer shall be made to the following wire account:

               Wells Fargo Bank Minnesota, National Association
               Minneapolis, Minnesota
               ABA# 091-000-019
               Account #:  3970771416
               Account Name:    Corporate Trust Clearing
               For further credit to:  Collection Account No. 10191800
                                       (ARC 2000-BC3)

30. Section 5.02 (Statements to Purchaser) is hereby amended and restated in its entirety to read as follows:

          Not later than the earlier of (i) ten Business Days prior to the Distribution Date or (ii) the 10th calendar day (or if such 10th calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish the Master Servicer a monthly remittance request in the form of Exhibit A-1 attached hereto or other format mutually acceptable to the Servicer, the Master Servicer and the Guarantor.

          Such monthly remittance report shall also include on a cumulative and aggregate basis (i) the amount of claims filed, (ii) the amount of any claim payments made, (iii) the amount of claims denied and
          (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by the loan-level primary mortgage insurance policies provided by MGIC or any other provider of primary mortgage insurance purchased by the Trust. The Master Servicer will convert such data into a format acceptable to the Guarantor and provide monthly reports to the Guarantor pursuant to the Trust Agreement.

          Within 60 days after the end of each calendar year, the Servicer shall provide the Master Servicer as it becomes reasonably available to the Servicer such information concerning the Mortgage Loans and annual remittances as is necessary for each Certificateholder to prepare its federal income tax return and for the Master Servicer to prepare the federal income tax return of the trust fund. Such obligation of the Servicer shall be deemed to have been satisfied to the extent substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

31. Section 5.03 (Advances by the Company) is hereby amended by deleting the last sentence thereof and replacing it with the following:

          Any amounts held for future distribution and so used to make P&I Advances shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Distribution Date if funds in the Custodial Account on such Distribution Date shall be less than remittances to the Master Servicer required to be made on such Distribution Date. The Servicer shall keep appropriate records of such amounts and will provide such records to the Guarantor and the Master Servicer upon request. The Guarantor, in its reasonable judgment (as evidenced by a written statement furnished to the Servicer supporting the basis of the Guarantor's determination), shall have the right to require the Servicer to remit from its own funds to the Custodial Account an amount equal to all P&I Advances previously made out of funds held in the Custodial Account and not previously reimbursed from collections on the Mortgage Loans, and in such event, the Servicer shall thereafter remit all P&I Advances from its own funds. In no event shall the preceding sentence be construed as limiting the Servicer's right to (i) pass through late collections on the related Mortgage Loans in lieu of making P&I Advances or (ii) reimburse itself for such P&I Advances from late collections on the related Mortgage Loans.

32. Section 6.01 (Assumption Agreements) is hereby amended by replacing the word "Purchaser" in the tenth line thereof with "Master Servicer".

33. Section 6.02 (Satisfaction of Mortgages and Release of Mortgage Files) is hereby amended by replacing (i) the word "Purchaser" in the first and second paragraphs with "Trustee" and (ii) the first reference to "Purchaser" in the first sentence of the third paragraph with "Trustee and the Trust Fund" and the second reference to "Trustee".

34. Section 6.04 (Annual Statement as to Compliance) is hereby amended by replacing the word "Purchaser" in the first line thereof with "Master Servicer".

35. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended by changing the words "each Purchaser" in the third line thereof to "the Master Servicer".

36. Section 6.07 (Prepayment Charges) is hereby amended to change the reference to "Purchaser" in the seventh line thereof to "Master Servicer".

37. Section 7.01 (Company Shall Provide Access and Information as Reasonably Required) is hereby amended by changing each reference to "Purchaser" in the first, third and fourth and fifth sentences thereof to "Master Servicer, the Trustee and the Guarantor".

38. Section 7.02 (Financial Statements) is hereby amended by changing the reference to "Purchaser" in the first paragraph thereof to "Lehman Capital and the Guarantor"; and each reference to "Purchaser" in the second paragraph thereof to "Master Servicer, Trustee and Guarantor".

39. The parties acknowledge Article VIII shall be disregarded as inapplicable for purposes of this reconstitution.

40. Section 9.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

     Section 9.01  Indemnification; Third Party Claims.

          The Servicer shall indemnify the Master Servicer, the Guarantor and the Trust Fund and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Master Servicer, the Guarantor or the Trust Fund may sustain in any way related to the failure of the Servicer to perform its duties and service the Serviced Mortgage Loans in strict compliance with the terms of the Agreement. The Servicer shall immediately notify the Master Servicer, the Guarantor and the Trustee if a claim is made by a third party with respect to this Agreement, assume (with the prior written consent of the Master Servicer, the Guarantor and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or claim which may be entered against it or the Purchaser in respect of such claim. The Servicer shall follow any written instructions received from the Trustee, the Master Servicer or the Guarantor in connection with such claims. The Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of the Servicer to service and administer the Serviced Mortgage Loans in strict compliance with the terms of this Agreement.

41. Section 9.03 (Limitation on Liability of Company and Others) is hereby amended by changing the word "Purchaser" in the second line thereof to "Trust Fund, the Trustee, the Guarantor and the Master Servicer"; and by changing the word "Purchaser" in the last sentence thereof to "Trust Fund".

42. Section 9.04 (Company Not to Resign) shall be amended by changing each reference to "Purchaser" to "Guarantor".

43. Section 9.05 (Limitation on Resignation and Assignment by Company) is hereby amended by deleting the first sentence, deleting the word "Therefore," at the beginning of the second sentence, and replacing the word "Purchaser" with "Guarantor" in each instance.

44.  Section 10.01 (Events of Default) is hereby amended by:

          (a)  changing any reference to "Purchaser" to "Master Servicer";

          (b) changing the reference to "Five Business Days" to "one Business Day" in clause (a);

          (c) changing the reference to "60 days" to "15 days" in clause (b) and adding the following proviso immediately before the word "or" in the last line of such clause (b):

                  provided, however, so long as the Servicer shall have demonstrated reasonable efforts to remedy a breach under this clause (b) within 15 days after written notice thereof, the Servicer shall be allowed 45 days from the date of such written notice to remedy any breach which is dependent or otherwise contingent upon action by, or interaction with, any local, state or federal regulatory agency or judicial body.

          (d) changing the reference to "Purchaser's" in clause (c) to "the Master Servicer's, the Trustee's and the Guarantor's consent";

          (e) changing the references to "Purchaser" in the second and third paragraphs thereof to "Master Servicer"; and

          (f) adding the words "within the applicable cure period" after the word "remedied" in the first line of the second paragraph.

45. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee and the Guarantor".

46. Section 11.01 (Termination) is hereby amended and restated in its entirety to read as follows:

               (a) This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Trust Fund, and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, (ii) mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Master Servicer, the Guarantor and the Rating Agencies or (iii) with the prior written consent of Freddie Mac, the Directing Holder may terminate this Agreement with respect to all of the Mortgage Loans, without cause, provided, that the Directing Holder gives the Servicer 30 days' notice. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement. The Directing Holder and the Servicer shall comply with the termination procedures set forth herein. In connection with any such termination referred to in clause (iii) above, the Directing Holder (without right of reimbursement from the Trust Fund) will be responsible for (i) reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances, P & I Advances and Servicing Fees at the date of such termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing at the time of such servicing transfer and (ii) the payment of a termination fee equal to 100 basis points of the outstanding principal balance of the related Mortgage Loans.

               (b) In the event that the Servicer decides to terminate its obligations under this Agreement as set forth in this Section 11.01, the Servicer agrees that it will continue to service the Mortgage Loans beyond the prescribed termination date until such time as the Master Servicer, using reasonably commercial efforts, is able to identify a successor servicer in accordance with Section 14.01.

47. Section 11.02 (Optional Termination by the Purchaser) is hereby amended by changing the reference to "Purchaser" in the first sentence to "Directing Holder with the prior written consent of the Master Servicer and the Guarantor" and in the second sentence to "Directing Holder".

48. Section 11.03 (Termination Without Cause) is hereby disregarded for purposes of this Agreement, as superseded by the new provisions of
     Section 11.01.

49. Section 11.04 (Special Servicing Transfer) is hereby amended by adding the words "Section 11.01" after the word "Notwithstanding" and by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Guarantor and the Trustee".

50. Section 11.05 (Reimbursement Upon Termination) is hereby amended by adding the words "without cause" after the word "Company" in the first sentence thereof and by adding the following sentence at the end of such
     Section:

          Upon a termination of the Servicer for cause pursuant to Section
          10.01 or Section 14.16 (as modified by the side agreement between the Servicer and the Guarantor in the case of Section 14.16), all unreimbursed Servicing Fees, P&I Advances and Monthly Advances still owing the Servicer at the time of such termination shall be reimbursed by the Trust Fund as such amounts are received from the related Mortgage Loans.

51. Article XII (Mandatory Delivery; Grant of a Security Interest) shall be disregarded for purposes of this reconstitution.

52. Section 13.01 (Statement to Purchaser) is deleted in its entirety as superseded by Section 5.02.

53.  Section 14.01 (Successor to Company) is hereby amended as follows:

          (i) by changing the word "Purchaser" in the second line of the first paragraph to "Master Servicer, with the consent of the Guarantor" and by adding the words ", in accordance with the Trust Agreement," after the word "shall" in the second line of the first paragraph thereto;

          (ii) by adding the following new sentences immediately following the first sentence of the first paragraph thereof to read as follows:

                     Prior to the termination of the Servicer's
                responsibilities, rights, duties and obligations under this Agreement pursuant to the first paragraph of Section 14.01, the Directing Holder shall appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer, the Depositor, the Guarantor and each Rating Agency as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

          (iii) by amending the second sentence of the first paragraph thereof by (a) changing the word "Purchaser" to "Depositor and the Master Servicer".

          (iv) by replacing the word "Purchaser" in the second paragraph thereof with the "Master Servicer, the Guarantor and the Trustee".

          (v) by adding the following new sentence at the end of the second paragraph of such Section.

                     In the event the Servicer is terminated without cause
                pursuant to Section 11.01(iii), the Directing Holder shall be responsible for payment from its own funds without reimbursement of any out-of-pocket costs incurred by the Servicer and the Master Servicer in connection with the transfer of the Serviced Mortgage Loans to a successor servicer.

                     Except as otherwise provided in this Agreement, all
                reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer for cause or resignation of the Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

54. Section 14.02 (Amendment) is hereby amended by changing the reference to "Purchaser" to mean "Lehman Capital with the prior written consent of the Guarantor, Trustee and Master Servicer".

55. Section 14.03 (Recordation of Assignment) is hereby amended by changing each reference to "Purchaser" therein to "Trustee".

56. New Sections 14.14 (Intended Third Party Beneficiaries), 14.15 (Guarantor Audit and Inspection Rights; Access to Financial Statements), 14.16 (Guarantor Right of Termination or Declaration of Event of Default),
     14.17 (Fees for Failure to Provide Timely Reports), 14.18 (Confidentiality) and 14.19 (Deficiency Judgments) are added to the 4/1/2000 to read as follows:

          Section 14.14 Intended Third Party Beneficiaries.

          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer, the Trustee, the Guarantor and the Directing Holder receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer, the Trustee, the Guarantor and the Directing Holder as if they were parties to this Agreement, and the Master Servicer, the Trustee, the Guarantor and the Directing Holder shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement, and all rights of the Guarantor hereunder (other than the right to indemnification) shall terminate upon termination of the Guaranty.

          Section 14.15 Guarantor Audit and Inspection Rights: Access to
                        Financial Statements.

          (a) During business hours, or at such other times as may be reasonable under the applicable circumstances, and upon reasonable advance notice to the Servicer, the Guarantor, with the assistance and cooperation of an appropriate Servicing Officer or other knowledgeable financial officer of the Servicer, shall have the right to (i) review and audit the Servicer's servicing procedures as they relate to the Serviced Mortgage Loans and (ii) examine and audit the Servicing Files and related book, records and other information of the Servicer, but solely as they relate to the Serviced Mortgage Loans and this Agreement.

          (b) Within ninety days after the Closing Date, to the extent the Servicing Files contain information relating to the underwriting criteria used in the origination of each Mortgage Loan, the Guarantor will have the right to review up to 800 of the Servicing Files and the related underwriting documentation in order to ascertain whether each such Mortgage Loan was originated generally in accordance with the applicable underwriting standards. If the Guarantor determines that more than 20% (by number) of such 800 Mortgage Loans were not originated in accordance with the applicable underwriting standards, the Guarantor will have the right to review additional Servicing Files until the Guarantor obtains a sample containing less than 20% (by number) of Mortgage Loans not so originated.

          (c) With respect to any Mortgage Loan that goes into foreclosure, the Guarantor will have the right to request the Servicer to deliver a copy of the related Servicing File to the Guarantor to review.

          (d) Within thirty days of their issuance to the public (in the event that Servicer is a SEC reporting company) or to its members or stockholders, the Servicer shall make available to the Guarantor a copy of its audited financial statements. The Servicer shall also make available upon the request of the Guarantor any comparable interim financial statements, but only to the extent that such statements have been prepared by or on behalf of the Servicer in the normal course of its business and are available upon request to its members or stockholders or to the public at large.

          The reasonable costs and expenses of the Servicer incurred in connection with any such audit and examination shall be reimbursed by the Guarantor.

          Section 14.16 Guarantor Right of Termination or Declaration of Event
                        of Default.

          Notwithstanding any other provision of this Agreement, in the event either (i) any Class of Certificates issued by the Trust Fund with an initial rating assigned by the Rating Agencies of "AA" (or an equivalent rating) is downgraded to "A" (or an equivalent rating) or lower, or (ii) a Realized Loss is applied to reduce the principal balance of the Class B Certificates, the Guarantor, in its sole discretion, shall have the right to terminate the Servicer or Servicers (or any subservicers) of the Serviced Mortgage Loans to which such applied Realized Loss is attributable and to appoint a successor servicer in accordance with the procedures set forth in Section 14.01.

          Section 14.17 Fees for Failure to Provide Timely Reports.

          From and after December 1, 2000, in the event the Master Servicer fails to provide to the Guarantor accurately, completely and timely due to the Servicer's failure to timely provide the necessary information to the Master Servicer, and the Master Servicer is required to pay a fee to the Guarantor, such fee shall be paid by the Servicer. The fees are as follows:

          1.  For the first such failure, the amount of $500.

          2.  For the second such failure, the amount of $750.

          3.  For the third such failure, the amount of $1,000.

          4. The fourth such failure during any successive two-year period shall constitute a Servicer Event of Default under this Agreement.

          Neither the Servicer nor the Master Servicer shall be required to make any such payments upon the first such failure during each successive two year period following the Closing Date.

          Section 14.18 Confidentiality.

          The Servicer and the Master Servicer shall keep the terms of this Agreement and the Trust Agreement regarding fees and expenses confidential to the extent such information is not otherwise disclosed in or pursuant to the Trust Agreement or any publicly available documents.

          Section 14.19 Deficiency Judgments.

          Pursuant to the Trust Agreement, the Holders of the Subordinate Certificates that are or may be affected by a Realized Loss on a Liquidated Mortgage Loan are deemed to have repurchased the ownership interest in such Liquidated Mortgage Loan held by Holders of the Senior Certificates. In connection with the liquidation of a Mortgage Loan, if
     (i) the Servicer is directed by the Master Servicer to seek a deficiency judgment, (ii) the Servicer is offered indemnification and reimbursement acceptable to it for expenses from the Holders of Subordinate Certificates, and (iii) such action is permitted by law, the Servicer shall seek a deficiency judgment under such Liquidated Mortgage Loan on behalf of the Holders of the Subordinate Certificates to the extent of any Realized Loss.

                                  EXHIBIT A-1

                 MONTHLY REPORTING FORMAT TO WELLS FARGO BANK

The format for the tape should be:

1.  Record length of 240
2.  Blocking factor of 07 records per block
3.  ASCII
4.  Unlabeled tape
5.  6250 or 1600 BPI (please indicate)
                                                                       COBOL
Field Name                          Position       Length            "picture"
----------                          --------       ------            ---------

Master Servicer No.                  001-002          2              "01"
Unit Code                            003-004          2              "  "
Loan Number                          005-014         10              X(10)
Borrower Name                        015-034         20              X(20)
Old Payment Amount                   035-045         11              S9(9)V9(02)
Old Loan Rate                        046-051          6              9(2)V9(04)
Servicer Fee Rate                    052-057          6              9(2)V9(04)
Servicer Ending Balance              058-068         11              S9(9)V9(02)
Servicer Next Due Date               069-076          8              CCYYMMDD
Curtail Amt 1 - Before               077-087         11              S9(9)V9(02)
Curtail Date 1                       088-095          8              CCYYMMDD
Curtail Amt 1 - After                096-106         11              S9(9)V9(02)
Curtail Amt 2 - Before               107-117         11              S9(9)V9(02)
Curtail Date 2                       118-125          8              CCYYMMDD
Curtail Amt 2 - After                126-136         11              S9(9)V9(02)
Curtail Amt 3 - Before               137-147         11              S9(9)V9(02)
Curtail Date 3                       148-155          8              CCYYMMDD
Curtail Amt 3 - After                156-166         11              S9(9)V9(02)
New Payment Amount                   167-177         11              S9(9)V9(02)
New Loan Rate                        178-183          6              9(2)V9(04)
Index Rate                           184-189          6              9(2)V9(04)
Remaining Term                       190-192          3              9(3)
Liquidation Amount                   193-203         11              S9(9)V9(02)
Action Code                          204-205          2              X(02)
Scheduled Principal                  206-216         11              S9(9)V9(02)
Scheduled Interest                   217-227         11              S9(9)V9(02)
Scheduled Ending Balance             228-238         11              S9(9)V9(02)
FILLER                               239-240          2              X(02)

Trailer Record:
Number of Records                    001-006          6              9(06)
FILLER                               007-240         234             X(234)

Field Names and Descriptions:

Field Name                             Description
----------                             -----------

Master Servicer No.                    Hard code as "01" used internally

Unit Code                              Hard code as "  " used internally

Loan Number                            Investor's loan number

Borrower Name                          Last name of borrower

Old Payment Amount                     P&I amount used for the applied payment

Old Loan Rate                          Gross interest rate used for the applied
                                       payment

Servicer Fee Rate                      Servicer's fee rate

Servicer Ending Balance                Ending actual balance after a payment
                                       has been applied

Servicer Next Due Date                 Borrower's next due date for a payment

Curtailment Amount 1 - Before          Amount of curtailment applied before the
                                       payment

Curtailment Date 1                     Date of curtailment should coincide with
                                       the payment date applicable to the
                                       curtailment

Curtailment Amount 1 - After           Amount of curtailment applied after the
                                       payment

Curtailment Amount 2 - Before          Amount of curtailment applied before the
                                       payment

Curtailment Date 2                     Date of curtailment should coincide with
                                       the payment date applicable to the
                                       curtailment

Curtailment Amount 2 - After           Amount of curtailment applied after the
                                       payment

Curtailment Amount 3 - Before          Amount of curtailment applied before the
                                       payment

Curtailment Date 3                     Date of curtailment should coincide with
                                       the payment date applicable to the
                                       curtailment

Curtailment Amount 3 - After           Amount of curtailment applied after the
                                       payment

New Payment Amount                     For ARM, Equal, or Buydown loans, when a
                                       payment change occurs, this is the
                                       scheduled payment

New Loan Rate                          For ARM loans, when the gross interest
                                       rate change occurs, this is the
                                       scheduled rate

Index Rate                             For ARM loans, the index rate used in
                                       calculating the new gross interest rate

Remaining Term                         For ARM loans, the number of months left
                                       on the loan used to determine the new
                                       P&I amount

Liquidation Amount                     The payoff amount of the loan

Action Code                            For delinquent loans:
                                       12 -- Relief Provisions
                                       15 -- Bankruptcy/Litigation
                                       20 -- Referred for Deed-in-lieu, short
                                             sale
                                       30 -- Referred to attorney to begin
                                             foreclosure
                                       60 -- Loan Paid in full
                                       70 -- Real Estate Owned



Scheduled Principal                    Amount of principal from borrower
                                       payment due to bondholder

Scheduled Interest                     Amount of interest from borrower payment
                                       due to bondholder

Scheduled Ending Balance               Ending scheduled balance of loan

FILLER                                 Should be filled with spaces

Delinquency Reporting Data Fields to be
provided to Master Servicer



Servicer Loan #
Investor Loan #
Borrower Name
Address
State
Due Date
Action Code
FC Received
File Referred to Atty
NOD
Complaint Filed
Sale Published
Target Sale Date
Actual Sale Date
Loss Mit Approval Date
Loss Mit Type
Loss Mit Estimated Completion Date
Loss Mit Actual Completion Date
Loss Mit Broken Plan Date
BK Chapter
BK Filed Date
Post Petition Due
Motion for Relief
Lift of Stay
RFD
Occupant Code
Eviction Start Date
Eviction Completed Date
List Price
List Date
Accepted Offer Price
Accepted Offer Date
Estimated REO Closing Date
Actual REO Sale Date

WELLS FARGO BANK MINNESOTA, N.A.
Form 332

------------------------------------------------------------------------------
Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

The form will be submitted to the Master Servicer no later than the tenth calendar day of the month after the Mortgage Loan has been liquidated.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.
1.      The actual Unpaid Principal Balance of the Mortgage Loan.
2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.
8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.     The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.
18.     The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.     The total derived from subtracting line 18 from 10. If the amount
        represents a realized gain, show the amount in parenthesis (   ).


                                              WELLS FARGO BANK MINNESOTA, N.A.
                                               CALCULATION OF REALIZED LOSS
---------------------------------------------------------------------------------------------------------------------------

         WELLS FARGO BANK MINNESOTA, N.A. Trust: ___________________________
         Prepared by:  __________________     Date:  _______________
         Phone:  ______________________

                 ----------------------------       --------------------------       -----------------------------
               | Servicer Loan No.           |    | Servicer Name             |    | Servicer Address              |
               |                             |    |                           |    |                               |
               |                             |    |                           |    |                               |
                 ----------------------------       --------------------------       -----------------------------

         WELLS FARGO BANK MINNESOTA, N.A.
         Loan No._____________________________
         Borrower's Name:________________________________________________________
         Property
         Address:________________________________________________________________
         Liquidation and Acquisition Expenses:
              Actual Unpaid Principal Balance of Mortgage Loan                        $ _______________(1)
              Interest accrued at Net Rate                                             ________________(2)
              Attorney's Fees                                                          ________________(3)
              Taxes                                                                    ________________(4)
              Property Maintenance                                                     ________________(5)
              MI/Hazard Insurance Premiums                                             ________________(6)
              Hazard Loss Expenses                                                     ________________(7)
              Accrued Servicing Fees                                                   ________________(8)
              Other (itemize)                                                          ________________(9)
              _________________________________________                                $__________________
              _________________________________________                                 __________________
              _________________________________________                                 __________________
              _________________________________________                                 _________________-
         Total Expenses                                                               $ ______________(10)
         Credits:
              Escrow Balance                                                          $ ______________(11)
              HIP Refund                                                              ________________(12)
              Rental Receipts                                                         ________________(13)
              Hazard Loss Proceeds                                                    ________________(14)
              Primary Mortgage Insurance Proceeds                                     ________________(15)
              Proceeds from Sale of Acquired Property                                 ________________(16)
              Other (itemize)                                                         ________________(17)
              _________________________________________                               ____________________
              _________________________________________                               ____________________
         Total Credits                                                               $________________(18)
Total Realized Loss (or Amount of Gain)                                              $________________(19)


                                                                    Schedule I

                      Schedule of Serviced Mortgage Loans